                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  JUNE 1, 2001
                                   001-13836
                            (COMMISSION FILE NUMBER)

                            ------------------------

                            TYCO INTERNATIONAL LTD.

             (Exact name of registrant as specified in its charter)

                BERMUDA                                   NOT APPLICABLE
    (Jurisdiction of Incorporation)              (I.R.S. Employer Identification
                                                             Number)

   THE ZURICH CENTRE, SECOND FLOOR, 90 PITTS BAY ROAD, PEMBROKE, HM 08, BERMUDA
               (Address of registrant's principal executive office)

                                   414-292-8674
                          (Registrant's telephone number)

                            ------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On June 1, 2001, a subsidiary of Tyco International Ltd. ("Tyco") consummated the acquisition of The CIT Group, Inc., ("CIT"). In the merger, Tyco issued approximately 132.1 million common shares, which includes 7.1 million shares issuable upon exchange of certain exchangeable shares, as each publicly held share of CIT was exchanged for 0.6907 of a Tyco common share. In addition, immediately prior to the consummation of the transaction, a subsidiary of Tyco purchased 71 million shares of CIT at a price of $35.02 per share for approximately $2.5 billion in cash from The Dai-Ichi Kangyo Bank, Limited. The source of funds used to purchase the shares of Dai-Ichi was the commercial paper program of a subsidiary of Tyco, refinanced in part with the proceeds of Tyco's recent public equity offering. Tyco is accounting for this acquisition as a purchase.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

    Consolidated Financial Statements of The CIT Group, Inc. and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000 and Unaudited Condensed Consolidated Financial Statements of The CIT Group, Inc. and subsidiaries as of March 31, 2001 and December 31, 2000 and for the three months ended March 31, 2001 and 2000 were included as exhibits in Tyco's Current Reports on Form 8-K filed April 3, 2001 and May 24, 2001, respectively.

(B) PRO FORMA FINANCIAL INFORMATION

    Tyco and CIT unaudited pro forma combined condensed financial information for the six months ended March 31, 2001, for the year ended September 30, 2000 and as of March 31, 2001 was included as an exhibit in Tyco's Current Report on Form 8-K filed May 24, 2001.

(C) EXHIBITS

    none

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                       TYCO INTERNATIONAL LTD.

                                                       By:              /s/ MARK H. SWARTZ
                                                            -----------------------------------------
                                                                          Mark H. Swartz
                                                                   EXECUTIVE VICE PRESIDENT AND
                                                                     CHIEF FINANCIAL OFFICER
                                                               (PRINCIPAL FINANCIAL AND ACCOUNTING
                                                                             OFFICER)

Date:  June 15, 2001

                                       3